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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 11, 2002

                         AMERICAN REALTY INVESTORS, INC.
               (Exact name of registrant as specified in charter)

           Nevada                       1-15663               75-2847135
(State of other jurisdiction    (Commission file number)    (IRS employer
     of incorporation)                                    identification no.)


1800 Valley View Lane
Suite 300
Dallas, Texas                                                    75234
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (469) 522-4200


          (Former name or former address; if changed since last report)


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ITEM 5. OTHER EVENTS.

         Ms. Collene Currie resigned as a member of the board of directors of American Realty Investors, Inc. (the "Company") on November 11, 2002. Ms. Currie did not provide any reason for her resignation and did not advise of any disagreement with any policies or practices or operations of the Company, nor did she furnish the Company with any letter describing any disagreement or request the matter be disclosed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          AMERICAN REALTY INVESTORS, INC.



                                          By:  /s/ ROBERT A. WALDMAN
                                             -----------------------------------
                                               Robert A. Waldman
                                               Secretary

November 15, 2002